UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-00749

STONEBRIDGE FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Richard C. Barrett, President Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-639-3935

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 - October 31, 2009

Item 1.  Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2009

LETTER TO SHAREHOLDERS

November 16, 2009

OVERVIEW

In broad terms, as companies reported their earnings over the last six months, the ratio of positive to negative earnings surprises was unusually high when compared to prior quarters.  Most companies that did exceed consensus earnings estimates managed to do so by reducing their costs as opposed to increasing their revenues. The broad market indices responded by moving higher from June through October. With increasing anecdotal evidence indicating that the economy is indeed expanding, equity investors have become more optimistic about revenue growth, pushing the broad indices higher still. In general, equity investors are now focused upon future earnings growth as a function of top line growth as they no longer believe that earnings will expand as a result of further cost cutting.

Most of the companies we purchased for the Funds also reported stronger than expected earnings during the quarter, but did so with both solid revenue growth and the expansion of margins. We attribute this stronger fundamental performance by the Fund’s investments to remaining positively disposed towards companies whose products have seen persistently strong demand for their value-added services.  Further, our investments within the Funds remain focused upon those economic sectors that we believe retain the best opportunities for future growth: technology, healthcare and industrials. Overall, we believe that our investments in these sectors represent high quality companies that are gaining market share, maintaining healthy balance sheets and are well positioned for future strong earnings growth and superior performance results.

From a fiscal and monetary policy perspective, both policies remain very accommodative towards economic expansion. The Federal Reserve has indicated its intent to keep interest rates very low and credit spreads continue to contract to more normal levels. The fiscal stimulus program enacted earlier this year by the Obama Administration remains largely unspent and so we believe there likely will be continued economic growth through the first half of 2010. By the second half of 2010, we expect a number of companies will have resumed investment in capital equipment and will have begun the process of rehiring employees. We believe that this should present a favorable backdrop to less volatility as well as higher equity prices over the last fiscal year.

Stonebridge Small-Cap Growth Fund (SBAGX)

For the fiscal year of 2009, the Stonebridge Small-Cap Growth Fund returned 18.98% versus the Russell 2000 Growth Index return of 11.34%.

Our exposure to energy, healthcare and technology companies during the fiscal year drove the strong relative outperformance of the Fund. Collectively, we were approximately 13% overweighted in these three sectors relative to the Russell 2000 Growth Index. Currently, on a relative basis, we remain overweight in only two sectors: healthcare and industrials. We have identified investment opportunities within the healthcare sector which, in our view, represent companies with niche proprietary technologies, strong growth potential and very attractive valuations. In the industrial sector, our overweight position reflects our attempt to find business models that will prosper from the economic recovery, the growth in alternative energy as well as from the fiscal stimulus monies to be spent in 2010. Last, while we have identified a few companies in the consumer discretionary sector that have prospered despite the reduction in consumer spending, we remain concerned with the near-term growth prospects of companies within that sector and so remain underweight relative to our benchmark.

SMALL-CAP GROWTH FUND SECTOR ALLOCATION
AS A PERCENT OF NET ASSETS

as of October 31, 2009*

* These allocations may not reflect the current or future position of the portfolio.

**Less than 1% of Net Assets.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE SMALL-CAP
GROWTH FUND VS. THE RUSSELL 2000 GROWTH INDEX WITH INCOME

from October 31, 1999 to October 31, 2009

FINAL PORTFOLIO VALUES as of October 31, 2009

Stonebridge Small-Cap Growth Fund	$12,854
Russell 2000 Growth Index	$10,120

AVERAGE ANNUAL TOTAL RETURN for the Periods Ended October 31, 2009

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund	18.98%	(1.25)%	2.54%
Russell 2000 Growth Index	11.34%	0.95%	0.12%
Expense Ratio	3.74%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

Stonebridge Institutional Small-Cap Growth Fund (SBSCX)

For the fiscal year 2009 the fund’s performance was 19.25% versus the Russell 2000 Growth Index return of 11.34%.

Performance since October 31, 2008 can be attributed to the same explanation as given for the Stonebridge Small-Cap Growth Fund (SBAGX).

Looking ahead to the 2010 fiscal year, we believe the portfolio is well positioned in five key areas. In healthcare, our investments reflect the themes of preventative, minimally invasive and technological innovation; themes we believe will be likely to benefit from the proposed changes in healthcare policy. In technology, we remain confident about our software investments and the ability for these companies to drive productivity for their customer base. Further, we have increased exposure to economically sensitive technology companies such as semiconductors. In the industrial sector, we have identified leading companies that will prosper from global demand for clean water, clean air, agriculture, minerals and infrastructure - a more recent secular growth theme for the portfolio. And, finally, we continue to be very selective with our investments in the financial and consumer sectors, identifying several companies that have we believe strong long-term growth prospects. However, we also believe that many companies within these two sectors will continue to face significant headwinds in the short and intermediate terms.

INSTITUTIONAL SMALL-CAP GROWTH FUND SECTOR
ALLOCATION AS A PERCENT OF NET ASSETS

as of October 31, 2009*

* These allocations may not reflect the current or future position of the portfolio.

**Less than 1% of Net Assets.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE
INSTITUTIONAL SMALL-CAP GROWTH FUND VS. THE RUSSELL 2000
GROWTH INDEX WITH INCOME from October 31, 1999 to October 31, 2009

FINAL PORTFOLIO VALUES as of October 31, 2009

Stonebridge Institutional Small-Cap Growth Fund	$5,952
Russell 2000 Growth Index	$10,120

AVERAGE ANNUAL TOTAL RETURN for the Periods Ended October 31, 2009

	1 Year	5 Years	10 Years
Stonebridge Institutional Small-Cap Growth Fund	19.25%	(3.81)%	(5.06)%
Russell 2000 Growth Index	11.34%	0.95%	0.12%
Expense Ratio	2.96%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

Conclusion

As we mentioned in last year’s annual report, this year we strategically sought to take advantage of the unprecedented levels of market volatility by opportunistically repositioning the portfolio towards faster growing, attractively priced and industry leading companies. The Funds are focused towards healthcare, technology and industrial companies, as we believe the growth prospects of these sectors will be strong and drive performance for the 2010 fiscal year.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Performance data quoted represents past performance. Past performance does not guarantee future results.

DEFINITION OF INDEX

The Russell 2000 Growth Index (Russell 2000 G) is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

You cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

Stonebridge Funds Trust

Los Angeles, California

We have audited the accompanying statements of assets and liabilities of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund, each a series of shares of Stonebridge Funds Trust (the “Trust”), including the statements of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 21, 2009

STATEMENT OF INVESTMENTS
INSTITUTIONAL SMALL-CAP GROWTH FUND	October 31, 2009

		Market
	Shares	Value
COMMON STOCKS (100.06%)
CONSUMER CYCLICAL - (11.24%)
Education Services (3.75%)
K12, Inc.**	27,500	$441,100

Restaurants (2.44%)
Buffalo Wild Wings, Inc.**	7,000	287,070

Retail - Internet (2.20%)
PetMed Express, Inc.	16,500	258,885

Specialty Stores (2.85%)
Tractor Supply Co.**	7,500	335,250

TOTAL CONSUMER CYCLICAL		1,322,305

CONSUMER STAPLES - (3.47%)
Packaged Foods (3.47%)
Smart Balance, Inc.**	77,225	407,748

TOTAL CONSUMER STAPLES		407,748

ENERGY - (4.20%)
Oil & Gas (2.18%)
Arena Resources, Inc.**	6,875	256,162

Oil & Gas Equipment & Services (2.02%)
Superior Energy Services, Inc.**	11,000	237,710

TOTAL ENERGY		493,872

FINANCIALS - (3.64%)
Diversified Financial Services (3.64%)
Affiliated Managers Group, Inc.**	6,750	428,558

TOTAL FINANCIALS		428,558

HEALTHCARE - (28.23%)
Biotechnology (5.62%)
Celera Corp.**	40,250	249,147
Onyx Pharmaceuticals, Inc.**	15,500	412,300
		661,447

		Market
	Shares	Value
Healthcare Equipment (7.37%)
Accuray, Inc.**	37,000	$213,490
Cytori Therapeutics, Inc.**	38,000	125,020
Given Imaging Ltd.	11,500	163,760
Kinetic Concepts, Inc.**	11,000	365,090
		867,360
Healthcare Products (5.90%)
Merit Medical Systems, Inc.**	23,000	390,540
Symmetry Medical, Inc.**	38,000	304,000
		694,540
Healthcare Services (7.52%)
Bio-Reference Laboratories, Inc.**	11,000	355,630
Genoptix, Inc.**	15,200	528,808
		884,438
Healthcare Technology (1.82%)
athenahealth, Inc.**	5,700	214,377

TOTAL HEALTHCARE		3,322,162

INDUSTRIALS - (18.99%)
Electrical Components (1.99%)
American Superconductor Corp.**	7,000	234,640

Electrical Components & Equipment (5.42%)
Energy Conversion Devices, Inc.**	18,500	199,245
GT Solar International, Inc.**	41,000	215,250
SunPower Corp.**	9,000	223,290
		637,785
Engineering & Construction (2.89%)
Tutor Perini Corp.**	19,250	339,762

Environmental Control (2.46%)
Energy Recovery, Inc.**	52,000	290,160

Machinery Construction & Farming (1.32%)
Titan International, Inc.	18,500	155,400

Machinery Industrial (2.53%)
American Science & Engineering, Inc.	4,500	297,540

		Market
	Shares	Value
Metal Fabrication & Hardware (2.38%)
Kaydon Corp.	8,000	$279,920

TOTAL INDUSTRIALS		2,235,207

MATERIALS - (3.23%)
Chemicals (3.23%)
Calgon Carbon Corp.**	24,000	380,160

TOTAL MATERIALS		380,160

TECHNOLOGY - (27.06%)
Application Software (3.12%)
Nuance Communications, Inc.**	28,000	367,080

Communication Equipment (7.41%)
EZchip Semiconductor Ltd.**	36,500	436,905
Riverbed Technology, Inc.**	21,250	435,412
		872,317
Computers (5.71%)
Intermec, Inc.**	25,800	317,856
Synaptics, Inc.**	15,750	354,375
		672,231
Electronic Manufacturing Services (3.01%)
Jabil Circuit, Inc.	26,475	354,236

Electronics (3.61%)
Cogent, Inc.**	44,000	424,600

Services - Data Processing (2.36%)
NeuStar, Inc.**	12,000	277,200

Software (1.84%)
CommVault Systems, Inc.**	11,000	216,700

TOTAL TECHNOLOGY		3,184,364

TOTAL COMMON STOCKS (Cost $11,241,209)		11,774,376

		Market
	Shares	Value
MUTUAL FUNDS (1.61%)
Fifth Third U.S.Treasury Money Market Fund(1) (0.01% 7 Day Yield)	189,698	$189,698

TOTAL MUTUAL FUNDS (Cost $189,698)		189,698

TOTAL INVESTMENTS (101.67%) (Cost $11,430,907)		$11,964,074

LIABLITIES IN EXCESS OF OTHER ASSETS (-1.67%)		(196,732)

NET ASSETS (100.00%)		$11,767,342

**	Non Income Producing Security.
(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

The accompanying notes to the financial statements are an integral part of the financial statements.

STATEMENT OF INVESTMENTS
SMALL-CAP GROWTH FUND	October 31, 2009

		Market
	Shares	Value
COMMON STOCKS (100.04%)
CONSUMER CYCLICAL - (11.22%)
Education Services (3.71%)
K12, Inc.**	11,800	$189,271

Restaurants (2.42%)
Buffalo Wild Wings, Inc.**	3,000	123,030

Retail - Internet (2.17%)
PetMed Express, Inc.	7,050	110,615

Specialty Stores (2.92%)
Tractor Supply Co.**	3,325	148,628

TOTAL CONSUMER CYCLICAL		571,544

CONSUMER STAPLES - (3.46%)
Packaged Foods (3.46%)
Smart Balance, Inc.**	33,350	176,088

TOTAL CONSUMER STAPLES		176,088

ENERGY - (4.15%)
Oil & Gas (2.16%)
Arena Resources, Inc.**	2,950	109,917

Oil & Gas Equipment & Services (1.99%)
Superior Energy Services, Inc.**	4,700	101,567

TOTAL ENERGY		211,484

FINANCIALS - (3.68%)
Diversified Financial Services (3.68%)
Affiliated Managers Group, Inc.**	2,950	187,296

TOTAL FINANCIALS		187,296

HEALTHCARE - (28.18%)
Biotechnology (5.63%)
Celera Corp.**	17,500	108,325
Onyx Pharmaceuticals, Inc.**	6,700	178,220
		286,545

		Market
	Shares	Value
Healthcare Equipment (7.30%)
Accuray, Inc.**	15,800	$91,166
Cytori Therapeutics, Inc.**	16,250	53,463
Given Imaging Ltd.	5,000	71,200
Kinetic Concepts, Inc.**	4,700	155,992
		371,821
Healthcare Products (5.88%)
Merit Medical Systems, Inc.**	10,000	169,800
Symmetry Medical, Inc.**	16,225	129,800
		299,600
Healthcare Services (7.49%)
Bio-Reference Laboratories, Inc.**	4,675	151,143
Genoptix, Inc.**	6,625	230,483
		381,626
Healthcare Technology (1.88%)
athenahealth, Inc.**	2,550	95,906

TOTAL HEALTHCARE		1,435,498

INDUSTRIALS - (19.14%)
Electrical Components (1.97%)
American Superconductor Corp.**	3,000	100,560

Electrical Components & Equipment (5.43%)
Energy Conversion Devices, Inc.**	7,900	85,083
GT Solar International, Inc.**	18,250	95,812
SunPower Corp.**	3,850	95,519
		276,414
Engineering & Construction (2.86%)
Tutor Perini Corp.**	8,250	145,613

Environmental Control (2.43%)
Energy Recovery, Inc.**	22,200	123,876

Machinery Construction & Farming (1.32%)
Titan International, Inc.	8,000	67,200

Machinery Industrial (2.73%)
American Science & Engineering, Inc.	2,100	138,852

		Market
	Shares	Value
Metal Fabrication & Hardware (2.40%)
Kaydon Corp.	3,500	$122,465

TOTAL INDUSTRIALS		974,980

MATERIALS - (3.23%)
Chemicals (3.23%)
Calgon Carbon Corp.**	10,400	164,736

TOTAL MATERIALS		164,736

TECHNOLOGY - (26.98%)
Application Software (3.13%)
Nuance Communications, Inc.**	12,150	159,287

Communication Equipment (7.34%)
EZchip Semiconductor Ltd.**	15,750	188,527
Riverbed Technology, Inc.**	9,050	185,434
		373,961
Computers (5.62%)
Intermec, Inc.**	11,000	135,520
Synaptics, Inc.**	6,700	150,750
		286,270
Electronic Manufacturing Services (3.00%)
Jabil Circuit, Inc.	11,425	152,867

Electronics (3.60%)
Cogent, Inc.**	19,000	183,350

Services - Data Processing (2.36%)
NeuStar, Inc.**	5,200	120,120

Software (1.93%)
CommVault Systems, Inc.**	5,000	98,500

TOTAL TECHNOLOGY		1,374,355

TOTAL COMMON STOCKS (Cost $4,748,302)		5,095,981

		Market
	Shares	Value
MUTUAL FUNDS (2.26%)
Fifth Third U.S. Treasury Money Market Fund(1) (0.01% 7 Day Yield)	115,077	$115,077

TOTAL MUTUAL FUNDS (Cost $115,077)		115,077

TOTAL INVESTMENTS (102.30%) (Cost $4,863,379)		$5,211,058

LIABLITIES IN EXCESS OF OTHER ASSETS (-2.30%)		(117,219)

NET ASSETS (100.00%)		$5,093,839

**	Non Income Producing Security.
(1)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

The accompanying notes to the financial statements are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

	Institutional Small-Cap	Small-Cap
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (Cost-see below)	$11,964,074	$5,211,058
Receivable for investments sold	53,406	—
Prepaid and other assets	29,411	14,400

TOTAL ASSETS	12,046,891	5,225,458

LIABILITIES:
Payable for investments purchased	220,206	99,196
Payable for fund shares redeemed	1,247	—
Accrued investment advisory fees	7,987	3,450
Accrued administration fees	4,500	4,500
Accrued transfer agent fees	11,416	4,708
Accrued legal fees	6,823	2,950
Accrued audit fees	22,509	14,200
Accrued trustee fees	200	100
Accrued other expenses	4,661	2,515

TOTAL LIABILITIES	279,549	131,619

NET ASSETS	$11,767,342	$5,093,839

COMPOSITION OF NET ASSETS:
Paid-in capital	$17,405,958	$6,626,896
Accumulated net realized loss on investments	(6,171,783)	(1,880,736)
Net unrealized appreciation in value of investments	533,167	347,679

NET ASSETS	$11,767,342	$5,093,839

NET ASSET VALUE PER SHARE:
Net Assets	$11,767,342	$5,093,839
Shares outstanding	1,843,904	812,623
Net asset value and redemption price per share	$6.38	$6.27

COST OF INVESTMENTS	$11,430,907	$4,863,379

The accompanying notes to the financial statements are an integral part of the financial statements.

Statement of Operations
Year Ended October 31, 2009

	Institutional Small-Cap	Small-Cap
	Growth Fund	Growth Fund
INCOME:
Dividends (net of foreign withholding taxes of $4,212 and $1,890, respectively)	$51,430	$22,594
Interest	211	122

TOTAL INCOME	51,641	22,716

EXPENSES:
Investment advisory fees	76,477	33,879
Administration fees	53,943	53,858
Transfer agent fees	69,043	28,132
Fund accounting fees and expenses	38,217	23,625
Custodian fees	8,014	7,023
Legal fees	36,737	12,030
Printing fees	15,086	7,663
Registration fees	8,799	5,380
Audit fees	21,009	13,897
Trustee fees and expenses	28,642	12,737
Proxy voting fees	5,778	2,404
Insurance	27,859	10,768
Other	2,815	1,841
TOTAL EXPENSES	392,419	213,237

NET INVESTMENT LOSS	(340,778)	(190,521)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments	(5,022,480)	(1,824,322)
Unrealized appreciation/(depreciation) of investments
Beginning of year	(6,740,207)	(2,481,602)
End of year	533,167	347,679

Change in net unrealized appreciation of investments	7,273,374	2,829,281

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,250,894	1,004,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,910,116	$814,438

The accompanying notes to the financial statements are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INSTITUTIONAL SMALL-CAP GROWTH FUND

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008
OPERATIONS:
Net investment loss	$(340,778)	$(407,915)
Net realized loss on investments	(5,022,480)	(1,149,303)
Change in net unrealized appreciation/(depreciation) of investments	7,273,374	(8,884,609)
Increase/(Decrease) in Net Assets Resulting from Operations	1,910,116	(10,441,827)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	—	(1,977,027)
Decrease in Net Assets from Distributions	—	(1,977,027)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 4):
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(726,186)	668,783

NET INCREASE/(DECREASE) IN NET ASSETS	1,183,930	(11,750,071)

NET ASSETS:
Beginning of year	10,583,412	22,333,483
End of year *	$11,767,342	$10,583,412

The accompanying notes to the financial statements are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SMALL-CAP GROWTH FUND

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008
OPERATIONS:
Net investment loss	$(190,521)	$(223,642)
Net realized loss on investments	(1,824,322)	(56,414)
Change in net unrealized appreciation/(depreciation) of investments	2,829,281	(3,983,875)
Increase/(Decrease) in Net Assets Resulting from Operations	814,438	(4,263,931)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	—	(1,726,217)
Decrease in Net Assets from Distributions	—	(1,726,217)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 4):
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(437,470)	1,798,946

NET INCREASE/(DECREASE) IN NET ASSETS	376,968	(4,191,202)

NET ASSETS:
Beginning of year	4,716,871	8,908,073
End of year *	$5,093,839	$4,716,871

The accompanying notes to the financial statements are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

Institutional Small-Cap Growth Fund

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

	Years Ended October 31,
	2009	2008	2007	2006	2005
PER SHARE DATA
Net asset value, beginning of year	$5.35	$11.62	$9.94	$9.03	$8.57
Income/(Loss) from Investment Operations:
Net investment loss	(0.18)	(0.21)	(0.18)	(0.06)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.21	(5.02)	1.86	0.97	0.49
Total Income/(Loss) from Investment Operations	1.03	(5.23)	1.68	0.91	0.46

Distributions to shareholders:
From net realized gain on investments	—	(1.04)	—	—	—
Total Distributions to Shareholders	—	(1.04)	—	—	—
Net asset value, end of year	$6.38	$5.35	$11.62	$9.94	$9.03
Total Return	19.25%	(49.06)%	16.90%	10.08%	5.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$11,767	$10,583	$22,333	$21,066	$21,220

Ratio of operating expenses to average net assets	3.85%	2.86%	2.52%	2.63%	2.22%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	N/A	N/A	2.62%	2.73%	2.56%
Ratio of net investment loss to average net assets	(3.34)%	(2.43)%	(1.62)%	(0.61)%	(0.29)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	N/A	N/A	(1.72)%	(0.71)%	(0.63)%
Portfolio turnover rate(1)	137%	145%	163%	67%	39%

(1)          A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2009 were $14,004,236 and $15,084,178, respectively.

The accompanying notes to the financial statements are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

Small-Cap GrowTh FuNd

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

	Years Ended October 31,
	2009	2008	2007	2006	2005
PER SHARE DATA
Net asset value, beginning of year	$5.27	$13.17	$11.13	$11.42	$10.18
Income/(Loss) from Investment Operations:
Net investment loss	(0.23)	(0.25)	(0.30)	(0.25)	(0.27)
Net realized and unrealized gain/(loss) on investments	1.23	(5.09)	2.69	1.60	1.51
Total Income/(Loss) from Investment Operations	1.00	(5.34)	2.39	1.35	1.24

Distributions to shareholders:
From net realized gain on investments	—	(2.56)	(0.35)	(1.64)	—
Total Distributions to Shareholders	—	(2.56)	(0.35)	(1.64)	—
Net asset value, end of year	$6.27	$5.27	$13.17	$11.13	$11.42
Total Return	18.98%	(49.43)%	21.94%	14.11%	12.18%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$5,094	$4,717	$8,908	$7,636	$7,219

Ratio of operating expenses to average net assets	4.72%	3.74%	3.14%	2.94%	2.90%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	N/A	N/A	3.55%	3.70%	3.68%
Ratio of net investment loss to average net assets	(4.22)%	(3.31)%	(2.46)%	(2.32)%	(2.39)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	N/A	N/A	(2.87)%	(3.08)%	(2.39)%
Portfolio turnover rate(1)	137%	151%	90%	121%	116%

(1)          A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2009 were $6,239,276 and $6,873,951, respectively.

The accompanying notes to the financial statements are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Institutional Small-Cap Growth Fund (formerly the Stonebridge Small-Cap Growth - Institutional Fund) and the Stonebridge Small-Cap Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Institutional Small-Cap Growth Fund, also referred to as the Institutional Fund, and the Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seek long-term growth of capital, with the production of short-term income as a secondary objective, through investing at least 80% of the Fund’s assets in companies with smaller market capitalizations (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion) and generally investing in common stocks with a strong potential for superior earnings growth over the long-term.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee in accordance with the methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, if a security has not been traded for an extended period of time, or if a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates the Funds’ Net Asset Value, the Fair Value Committee will determine the security’s fair value. In making a determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Fair Value Measurements — In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2009

pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2- Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at value:

Stonebridge Institutional Small-Cap Growth Fund

		Level 2 -
		Other	Level 3 -
		Significant	Significant
Investments in	Level 1 -	Observable	Unobservable
Securities at Value*	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$11,774,376	$—	$—	$11,774,376
Mutual Funds	189,698	—	—	189,698
Total	$11,964,074	$—	$—	$11,964,074

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2009

Stonebridge Small-Cap Growth Fund

		Level 2 -
		Other	Level 3 -
		Significant	Significant
Investments in	Level 1 -	Observable	Unobservable
Securities at Value*	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$5,095,981	$—	$—	$5,095,981
Mutual Funds	115,077	—	—	115,077
Total	$5,211,058	$—	$—	$5,211,058

* For detailed Industry descriptions, see the accompanying Statement of Investments.

All securities of the Fund were valued using Level 1 inputs during the year ended October 31, 2009. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and the State of California. The statute of limitations on the Funds’ federal tax return filings remains open for the years ended October 31, 2006 through October 31, 2009. The Funds’ California tax return filings also remain open for the years ended October 31, 2006 through October 31, 2009. To our knowledge, there are no federal or California income tax returns currently under examination.

Allocation of Expense — Trust expenses which are not Series-specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2009

3. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

Unrealized Appreciation and Depreciation on Investments (Tax Basis):

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities, at October 31, 2009 were as follows:

	Stonebridge	Stonebridge
	Institutional Fund	Small-Cap Fund
Gross appreciation (excess of value over tax cost)	$1,268,810	$644,997
Gross depreciation (excess of tax cost over value)	(735,643)	(301,899)
Net unrealized appreciation	533,167	343,098
Cost of investments for income tax purposes	$11,430,907	$4,867,960

The difference between book-basis and tax-basis unrealized appreciation is due to wash losses.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Ordinary Income distributions may include dividends paid from short-term capital gains. Also, due to the timing of dividends made, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions of net investment income, if any, are made annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the year ended October 31, 2009 and the year ended October 31, 2008 was as follows:

	Stonebridge		Stonebridge
	Institutional Fund		Small-Cap Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2009	Oct. 31, 2008
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Short-Term Capital Gain	—	—	—	712,610
Long-Term Capital Gain	—	1,977,027	—	1,013,607
Total	$—	$1,977,027	$—	$1,726,217

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2009

As of October 31, 2009, the components of net assets on a tax basis were:

	Stonebridge	Stonebridge
	Institutional Fund	Small-Cap Fund

Undistributed Ordinary Income	$—	$—
Accumulated Net Realized (Loss) on Investments	(6,171,783)	(1,876,155)
Net Unrealized Appreciation of Investments	533,167	343,098
Total	$(5,638,616)	$(1,533,057)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2009, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

	Stonebridge	Stonebridge
Expiring	Institutional Fund	Small-Cap Fund

2016	$(1,139,425)	$(50,932)
2017	$(5,032,358)	$(1,825,223)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the period ended October 31, 2009, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Stonebridge Institutional Fund

		Accumulated	Paid in
	Undistributed Net	Capital	Capital
	Investment Income	Gains/(Losses)	(PIC)
Increase/(Decrease)	$340,778	—	$(340,778)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$340,778

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2009

Stonebridge Small-Cap Fund

		Accumulated	Paid in
	Undistributed Net	Capital	Capital
	Investment Income	Gains/(Losses)	(PIC)
Increase/(Decrease)	$190,521	—	$(190,521)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$190,521

4. SHARES OF BENEFICIAL INTEREST:

As of October 31, 2009, there were an unlimited number of shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2009 and the year ended October 31, 2008, were as follows:

Stonebridge Institutional Small-Cap Growth Fund

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008
	Shares	Amount	Shares	Amount
Shares Sold	16,088	$87,895	59,419	$428,279
Share Issued in Reinvestment of Dividends	—	—	197,556	1,934,069
Total	16,088	87,895	256,975	2,362,348
Less Shares Redeemed	(151,466)	(814,081)	(199,690)	(1,693,565)
Net Increase/(Decrease)	(135,378)	$(726,186)	57,285	$668,783

Stonebridge Small-Cap Growth Fund

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008
	Shares	Amount	Shares	Amount
Shares Sold	49,963	$259,881	97,078	$543,922
Share Issued in Reinvestment of Dividends	—	—	176,027	1,709,222
Total	49,963	259,881	273,105	2,253,144
Less Shares Redeemed	(132,863)	(697,351)	(53,809)	(454,198)
Net Increase/(Decrease)	(82,900)	$437,470)	219,296	$1,798,946

NOTES TO FINANCIAL STATEMENTS (cont’d)

October 31, 2009

5. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 0.75% of the average daily net assets of the Institutional Fund and the Small-Cap Fund, respectively.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Fund Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS’ fee will be no less than $6,250 per month per Series. Effective November 1, 2009, ALPS has agreed to waive fees to reduce the minimum fee to $5,375 per month per Series, which reduction will continue through October 31, 2010. The waived fees are not subject to recoupment.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Institutional Fund and Stonebridge Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

6. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through December 21, 2009.

ADDITIONAL INFORMATION

October 31, 2009

1. SHAREHOLDER TAX INFORMATION (UNAUDITED):

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2009. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2009.

2. PROXY VOTING INFORMATION (UNAUDITED):

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. FUND HOLDINGS (UNAUDITED):

The complete schedules of Fund holdings at the end of the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC at the end of the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. OTHER (UNAUDITED):

The following entities owned of record or beneficially, as of October 31, 2009, 5% or greater of the Funds’ outstanding shares:

Fund	Name	Percentage
Institutional Fund	Charles Schwab & Co, Inc.	9.67%
Small-Cap Fund	Charles Schwab & Co, Inc.	62.59%

The Trust pays a quarterly retainer of $2,500 and $500 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

5. BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED):

The Board of Trustees (the “Board”) of the Trust is comprised of five Trustees, four of whom are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “Independent Trustees”). During the six months ended October 31, 2009, the Board of Trustees of the Trust unanimously approved a one-year renewal of the Trust’s investment advisory agreements (together, the “Investment Advisory Agreements”) with the Adviser on behalf of each of the Small-Cap Fund and the Institutional Fund.

General Information — The following information summarizes the Board’s considerations associated with its review of the Investment Advisory Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each Investment Advisory Agreement was considered separately for each respective Fund, although the Board took into account the common interests of both Funds in its review. As described below, the Board (including the Independent Trustees) considered (i) the nature, extent, and quality of the services to be provided by the investment adviser; (ii) the investment performance of the Fund and the investment adviser; (iii) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In considering these matters, the Board discussed the renewal of the Investment Advisory Agreements with management, and the Independent Trustees met in private sessions with counsel at which no representatives of the Adviser were present. The Board (including the Independent Trustees) reviewed materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Adviser providing services to the Funds. In deciding to approve the renewal of the Investment Advisory Agreements, the Board and the Independent Trustees did not identify a single factor as controlling, and each Trustee may have assigned a different level of significance to each factor.

Nature, Extent and Quality of Services — In reviewing the services provided by the Adviser, the Board discussed the services provided by the Adviser to the Funds under the Investment Advisory Agreements, including the experience of its key portfolio management and operational personnel; its overall financial strength and stability; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Adviser’s senior management; its investment philosophy and processes, including its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board and the Independent Trustees determined that the Adviser continued to provide high quality services to the Funds.

Investment Performance — The Board assessed the performance of each Fund compared with its benchmark and the average of all funds in its peer group category (a “peer group”) selected based on asset size, investment style, load structure and Morningstar classification for the one-, three-, five- and ten-year periods ended July 31, 2009. The Board observed that the one-, three-, and five-year total returns for the Small-Cap Fund net of annualized expenses were below the median total returns of its peer group for those periods, and that the ten-year total return for the Fund was above the peer group median. In addition, the Board noted that the Small-Cap Fund’s total returns for the one-, three-, and five-year periods were below the Fund’s index for those periods, and that the Fund’s total return for the ten-year period was above its index.  Regarding the Institutional Fund, the Board noted that the Fund’s total returns for the one-, three-, five-, and ten-year periods net of annualized expenses were below its index and the median total returns of the Fund’s peer group for those periods.  With respect to both the Small-Cap Fund and the Institutional Fund, the Board considered that management continued to focus on taking appropriate steps to identify prospective investments and to position each Fund for future growth. In addition, the Board and the Independent Trustees reviewed information indicating that both the Small-Cap Fund and the Institutional Fund had outperformed their Russell 2000 benchmark index for the calendar year through September 28, 2009. Based on the information provided, the Board and the Independent Trustees determined that, overall, the performance of each Fund was satisfactory.

Costs and Profits — The Board considered information prepared by the Adviser relating to its costs and profits with respect to the Funds, as well as the methodologies used to determine and allocate its costs to the Funds. Among other things, the Board considered the costs incurred by the Adviser in researching small-cap companies for potential investment by the Funds.  The Board and the Independent Trustees determined that the Adviser’s profitability was reasonable in light of the nature, extent and quality of services provided to the Fund.

Other Benefits and Economies of Scale — The Board also considered the benefits to the Adviser as a result of its relationship with the Funds, including its receipt of investment advisory fees and research, its ability to offer the Funds to its separate account clients, and other benefits. The Board considered whether each Fund would be likely to benefit from any economies of scale in the management of its portfolio in the event of growth in assets. Due to the relatively small asset size of each Fund, the Board and the Independent Trustees concluded that the Adviser did not realize economies of scale in acting as investment adviser to the Funds. However, the Board noted that the Funds’ assets could increase in the future, at which point it would be appropriate to evaluate whether any economies of scale were being realized and passed along to the Funds’ shareholders.

Advisory Fees and Fund Expenses — The Board reviewed information regarding the advisory fees charged by the Adviser to the Funds and the total expenses of each Fund compared to those of the funds included in its peer group. The Board noted that even though the Adviser had waived certain fees with respect to the Funds, the total expenses of each Fund after fee waivers were relatively high as a result of the small size of each Fund and the high level of due diligence conducted by the Adviser with respect to companies in the small cap sector. The Board also considered an analysis provided by the Adviser that showed the Funds’ advisory fees were below the average of advisory fees for the funds included in the Morningstar Small Cap Growth Universe. The Board considered the Adviser’s efforts to increase the Funds’ assets and decrease the Funds’ total expenses and encouraged the Adviser to continue to search for ways to reduce the Funds’ expenses. The Board and the Independent Trustees concluded that, on balance, the Funds’ fees and expenses were reasonable.

Conclusions — Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser pursuant to the Investment Advisory Agreements is fair and reasonable in light of the services being provided by the Adviser to the Funds and their shareholders, and that renewal of the Investment Advisory Agreements was in the best interest of the Funds and their shareholders.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2009 and held until October 31, 2009.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

Stonebridge Institutional Small-Cap Growth Fund

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period*
	5/01/09	10/31/09	5/01/09 to 10/31/09
Actual Fund Return	$1,000	$1,227	$17.95
Hypothetical Fund Return	$1,000	$1,009	$16.19

*                 Expenses are equal to the Stonebridge Institutional Small-Cap Growth Fund’s annualized expense ratio of 3.20%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Stonebridge Small-Cap Growth Fund

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period*
	5/01/09	10/31/09	5/01/09 to 10/31/09
Actual Fund Return	$1,000	$1,227	$22.28
Hypothetical Fund Return	$1,000	$1,005	$20.06

*                 Expenses are equal to the Stonebridge Small-Cap Growth Fund’s annualized expense ratio of 3.97%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

TRUSTEES AND OFFICERS

October 31, 2009 (Unaudited)

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

Term of Office(2)
		and Length of	Principal Occupation(s)
Name,	Position(s)	Time Served /	During the Past 5 Years
Address(1)	Held with	Number of Funds	/ Other Directorships(3)
& Age	Funds	Overseen by Trustee	Held by Trustee

Selvyn B. Bleifer, MD Born 1929	Trustee	Since November 1, 1998 / 2	Physician, Cardiovascular Medical Group / None

Marvin Freedman Born 1925	Trustee	Since November 1, 1998 / 2	Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants / None

Charles Haas Born 1913	Trustee	Since November 1, 1998 / 2	Retired motion picture and television director / None

William Taylor Born 1938	Trustee	Since November 1, 1998 / 2	Managing General Partner, Mountaineer Capital LP, (a venture capital organization) / Director, T.P.L., Inc. (an advanced materials company).

INTERESTED TRUSTEES

Richard C. Barrett, CFA(4)(5) Born 1941	Chairman of the Board President and Trustee	Since November 1, 1998 / 2	President and Chairman of the Board, Stonebridge Capital Management, Inc. / None

OFFICERS

Name, Address(1) & Age	Position(s) Held with Funds	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Debra L. Newman(5) Born 1955	Vice President, Treasurer and Chief Compliance Officer	Since November 1, 1998	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.

Matthew W. Markatos, CFA, CIC Born 1973	Vice President	Since March 25, 2003	Executive Vice President and Managing Director, Stonebridge Capital Management.

Benjamin H. Lowe Born 1978	Secretary	Since September 27, 2005	Senior Fund Accountant, Founders Funds 2003 - 2005; Controller, ALPS Fund Services, Inc., 2005 to present.

(1)         Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)         Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3)         Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)         Mr. Barrett is an “interested person” of theTrust by virtue of his position with the Adviser.

(5)         Mr. Barrett and Ms. Newman are married.

Stonebridge Small-Cap Growth Fund (SBAGX)

Stonebridge Institutional Small-Cap Growth Fund (SBSCX)

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Charles F. Haas, Trustee

William H. Taylor II, Trustee

Benjamin H. Lowe, Secretary,

Assistant Treasurer

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2.  Code of Ethics.

(a)          The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)          Not applicable.

(c)           During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)          During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)           Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated. William H. Taylor, II, and Marvin Freedman as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

Messrs. Taylor and Freedman are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees:  For the Registrant’s fiscal years ended October 31, 2009 and October 31, 2008, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $32,000 and $32,000, respectively.

(b)                                 Audit-Related Fees:  For the Registrant’s fiscal years ended October 31, 2009 and October 31, 2008, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant’s annual financial statements were $0 and $0, respectively.

(c)                                  Tax Fees:  For the Registrant’s fiscal years ended October 31, 2009 and October 31, 2008, aggregate fees of $4,400, and $4,400, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The fiscal year 2009 and 2008 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)                                 All Other Fees:  For the Registrant’s fiscal years ended October 31, 2009 and October 31, 2008, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)                   Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                   No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2009 and October 31, 2008 were $0 and $0, respectively.

(h)                                 Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)           The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)        The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)                       The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 5, 2010

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	January 5, 2010